UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 9, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                             333-45241               22-3542636
  ------------                        -------------           --------------
(State or other jurisdiction           (Commission             (IRS Employer
         of incorporation)             File Number)          Identification No.)


                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
                           (Former name or former address, if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 3.03.    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         (b) On March 7, 2005, the remaining 173,675 shares outstanding of the originally issued 516,558 shares of Series A Convertible Preferred Shares were mandatorily converted in accordance with the Certificate of Incorporation into shares of Common Stock. The conversion rate for each share of Series A Preferred Stock equaled ten shares of Common Stock plus a fraction of a share of Common Stock to satisfy the accrued dividends on the Series A Preferred until the date of conversion based on the per share liquidation preference of the shares of Series A Preferred being converted. As a result of the conversion the preferential rights of the Series A Preferred Stock over the shares of Common Stock as to dividends and liquidation and the special voting rights of the Series A Preferred Stock as to certain corporate actions, including the election of a director, the declaration of dividends and incurrence of material indebtedness have been eliminated, except with respect to registrant's Annual Meeting of Stockholders scheduled to be held on April 15, 2005 for which the record date of stockholders entitled to vote is February 15, 2005. See Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         c) Exhibits

                99.1. Copy of Press Release, dated March 9, 2005

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: March 9, 2005

                                              ELITE PHARMACEUTICALS, INC.


                                              By: /s/ BERNARD BERK
                                              ----------------------------------
                                              Name:   Bernard Berk
                                              Title:     Chief Executive Officer




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